UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2004


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01      OTHER EVENTS

NEW YORK, NY, December 29, 2004 - Hollinger International Inc. (NYSE-HLR) said that its outside auditor is conducting its final review of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and it expects to file the Report with the Securities and Exchange Commission no later than mid-January, 2005. The Company also expects to become current on its quarterly reports for 2004 within approximately two months following the filing of its 2003 Annual Report on Form 10-K.
The Company stated that it has been providing regular updates to the New York Stock Exchange (NYSE) concerning its expected timetable regarding the filing of its 2003 Annual Report on Form 10-K and its quarterly reports for 2004. The NYSE had advised the Company that the Report needed to be filed by December 30, 2004, in accordance with NYSE practices with respect to late Annual Report filers. The NYSE may, in its discretion, grant the Company up to an additional three months to file its 2003 Annual Report, which the Company has requested. In exercising its discretion relating to the additional three-month period, the NYSE's procedures provide that the NYSE would consider, among other things, the likelihood of the 2003 Form 10-K being filed during such period as well as the Company's financial status. If the extension is denied, the NYSE will commence suspension and delisting procedures by a notice to the Company. In such case, the Company would have the right to appeal to the NYSE Board. The Company intends to appeal if the extension is not granted, in which case the trading on the NYSE would not continue during the appeal period and the Company would seek alternate arrangements.

CERTAIN STATEMENTS MADE IN THIS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"). FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ANY STATEMENT THAT MAY PREDICT, FORECAST, INDICATE OR IMPLY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS, AND MAY CONTAIN THE WORDS "BELIEVE," "ANTICIPATE," "EXPECT," "ESTIMATE," "PROJECT, "WILL BE," "WILL CONTINUE," "WILL LIKELY RESULT," "IS SUBJECT TO," OR SIMILAR WORDS OR PHRASES. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. THE RISKS AND UNCERTAINTIES ARE DETAILED FROM TIME TO TIME IN REPORTS FILED BY HOLLINGER INTERNATIONAL WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING IN ITS FORMS 10-K AND 10-Q AND INCLUDE A POTENTIAL DELISTING BY THE NYSE OF THE COMPANY'S CLASS A COMMON STOCK. NEW RISK FACTORS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR MANAGEMENT TO PREDICT ALL SUCH RISK FACTORS, NOR CAN IT ASSESS THE IMPACT OF ALL SUCH RISK FACTORS ON THE COMPANY'S BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS. GIVEN THESE RISKS AND UNCERTAINTIES, INVESTORS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS AS A PREDICTION OF ACTUAL RESULTS.



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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HOLLINGER INTERNATIONAL INC.
                                              (Registrant)

Date: December 30, 2004                By:    /s/ Paul B. Healy
                                              --------------------------------
                                       Name:  Paul B. Healy
                                       Title: VP, Corporate Development and IR